UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

COLE CREDIT PROPERTY TRUST III, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Cole Credit Property Trust III
Advisor Webinar – Proxy Vote Update
THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN. THE
OFFERING IS MADE ONLY BY THE PROSPECTUS. THIS MATERIAL MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN
ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT
RELATES. A COPY OF THE PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.
SECURITIES DISTRIBUTED BY AFFILIATE BROKER/DEALER: COLE CAPITAL CORPORATION. MEMBER FINRA/SIPC

©2013 Cole Capital Advisors. All Rights Reserved.

CCPT III PROXY
Forward-Looking Statements
Certain statements contained in this document, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as
amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the
Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about our plans, strategies, and prospects and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “would,” “could,”
“should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation is filed with the Securities and Exchange Commission.
We make no representation or warranty (express or implied) about the accuracy of any such forward-looking statements contained in this document, and we do not intend, and undertake no obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

©2013 Cole Capital Advisors. All Rights Reserved.

CCPT III PROXY
Disclaimer
Additional Information and Where to Find It
This presentation may be deemed to be solicitation material in respect of the charter amendments to be presented to Cole Credit Property Trust III, Inc. (“CCPT III”)
stockholders for consideration at the 2013 annual stockholders’ meeting. CCPT III has filed a proxy statement with the SEC in connection with the 2013 annual stockholders’ meeting.
STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER
RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE,
BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement and other relevant documents filed with the SEC at the SEC’s website at
www.sec.gov.
Copies of the documents filed by CCPT III with the SEC will be available free of charge by directing a written request to Cole Credit Property Trust III, Inc.,
2325 East Camelback Road, Suite 1100, Phoenix, Arizona, 85016, Attention: Investor
Relations.
Participants in Solicitation
CCPT III and its directors and executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the charter amendments to be considered at the 2013 annual stockholders’ meeting of CCPT III.
Information regarding the interests of CCPT III’s directors and executive officers in the proxy solicitation are included in CCPT III’s definitive proxy statement.

©2013 Cole Capital Advisors. All Rights Reserved.

CCPT III PROXY
Proxy – What are we asking from Shareholders?
Background:
•
On April 5, 2013 – CCPT III announced the closing of its previously announced acquisition of Cole Holdings Corporation (“Cole Holdings”), a
full-scale real estate investment management firm.
•
CCPT III is seeking stockholder approval to amend its charter to eliminate provisions applicable to non-listed companies and to more closely reflect the charters of its publicly traded peers at its annual meeting to be held in June
2013.
•
CCPT III intends to list its common shares on the New York Stock Exchange
(“NYSE”) promptly after the charter is amended.
Shareholder Request:
•
Carefully read all proxy materials.
•
Submit a proxy vote to ensure shares are represented in advance of the
CCPT III Annual Meeting (scheduled for June 19th).

©2013 Cole Capital Advisors. All Rights Reserved.

CCPT III PROXY
Why Vote?
YOUR VOTE IS IMPORTANT
Whether or not shareholders plan to attend the annual meeting, they should submit a proxy to vote their shares as promptly as possible. To submit a proxy, complete, sign, date and mail the proxy card in the preaddressed postage-paid envelope provided or, call the toll free telephone number listed on the proxy card
(888) 409-4185 or use the Internet as described in the instructions on the proxy card to submit the proxy.
Submitting a proxy will assure that shareholder vote is counted at the annual meeting if they do not attend in person.

©2013 Cole Capital Advisors. All Rights Reserved.

CCPT III PROXY
Q: Why is the board of directors seeking to amend
and restate the charter?
A: When the acquisition of Cole Holdings was completed, we became a self-advised and self-administered company, which means that we provide our own investment, administrative, management, maintenance and other real estate services internally through our own employees. Simultaneously with our announcement of our agreement to acquire Cole Holdings, we announced our intent to list our shares of common stock on the NYSE.
A charter amendment and restatement is desirable in connection with a listing of our common stock. Our charter currently includes certain provisions required by the
Statement of Policy Regarding Real Estate Investment Trusts published by the North
American Securities Administrators Association (the “NASAA REIT Guidelines”) which apply to REITs with shares that are publicly registered with the SEC but are not listed on a national securities exchange. If we become a listed company, it will no longer be necessary for our charter to include these provisions from the NASAA REIT Guidelines, which are not typically included in the charters of exchange-traded REITs and other companies, including our competitors. In addition to removing those NASAA REIT
Guidelines provisions from our charter that will no longer be necessary upon our listing, we are seeking to update our charter in other respects to reflect recent developments in public company governance and to more closely reflect NYSE listed company standards.

©2013 Cole Capital Advisors. All Rights Reserved.

CCPT III PROXY
Q: Why is the company pursuing a listing
of the common stock?
A: Our acquisition of Cole Holdings will facilitate the listing of our shares of common stock on the NYSE, and we agreed with Cole Holdings to pursue a listing. With a successful listing on the NYSE as planned, our stockholders will have greater access to liquidity with the flexibility to sell or retain shares based on public market value. For our stockholders, this represents the opportunity to achieve a liquidity event substantially earlier than was previously anticipated. Currently, our stockholders’ options for liquidity are very limited. In addition, as a listed company, we will have the opportunity to better access institutional investors and related capital sources.

©2013 Cole Capital Advisors. All Rights Reserved.

CCPT III PROXY
The purpose of the meeting is to act on the following…
• The election of five directors to hold office until the 2014 Annual Meeting of
Stockholders and until their successors are duly elected and qualify;
• Approval of an amendment and restatement of our charter to be effective immediately prior to a listing of our common stock on the NYSE.

©2013 Cole Capital Advisors. All Rights Reserved.

CCPT III PROXY
Q: Can a broker or other nominee vote their client’s
shares of CCPT III common stock?
A:
No. If a stockholder holds his or her shares of CCPT III common stock in a stock brokerage account, or custodial account, he or she must vote his or her own shares.

©2013 Cole Capital Advisors. All Rights Reserved.

CCPT III PROXY
Q: Does a stockholder need to do anything with his or her stock certificates now?
A:
CCPT III stockholders are not required to take any action with respect to their
CCPT III book-entry shares. Such book-entry shares represent shares of
CCPT III following consummation of the merger.

PLEASE VOTE USING ONE OF THE FOUR WAYS LISTED BELOW

Over the Internet

Open the web page: http://www.eproxy.com/cole and follow the online instructions to cast your vote. Your control number is located on the proxy card.

Via Your Smart Phone

Scan the QR code and follow the online instructions to cast your vote. Your control number is located on the proxy card.

OR

Via Telephone [redacted]

For your convenience, you may cast your vote by touch-tone telephone. Please refer to the proxy card for instructions and your control number.

Complete the Proxy Card and Return by Mail

On the proxy card, cast your vote on the proposals, sign in black or blue ink, date and return it in the postage-paid envelope provided. Please note, all parties must sign.

• COLE •

©2013 Cole Capital Advisors. All Rights Reserved. 11 CCPT III PROXY How to Vote? (888) 409-4185

Announcement of CCPT III's Agreement to Acquire Cole Holdings Corporation	✓
CCPT III's Acquisition of Cole Holdings Completed	✓
Proxy Materials Sent	✓
Share Redemption Program Suspended	April 22nd
Final Distribution Reinvestment *(Future distributions paid in cash)*	May 1st
Annual Stockholder Meeting	June 19th
CCPT III changes name to Cole Real Estate Investments, Inc. and expects to list shares on NYSE	June 2013

·COLE·

©2013 Cole Capital Advisors. All Rights Reserved. 12 CCPT III PROXY Timeline